Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Stockholders' Equity
Stockholders’ Equity
Preferred Stock
Our amended and restated certificate of incorporation authorizes our Board of Directors to establish one or more series of preferred stock. Unless required by law or by any stock exchange on which our common stock is listed, the authorized shares of preferred stock will be available for issuance without further action. Rights and privileges associated with shares of preferred stock are subject to authorization by our Board of Directors and may differ from those of any and all other series at any time outstanding. As of December 31, 2017, there were 4.8 million shares of our 6.25% series A Mandatory Convertible Preferred Stock (“Preferred Stock”) issued and outstanding (as described below).
Series A Mandatory Convertible Preferred Stock
On July 22, 2015, we issued 7 million shares, $0.01 par value, pursuant to a registered public offering, of our Preferred Stock at $50 per share, for gross proceeds of approximately $350 million, before underwriting discounts and commissions.
Dividends on our Preferred Stock will be payable on a cumulative basis when, as and if declared by our Board of Directors, or an authorized committee of our Board of Directors, at an annual rate of 6.25% of the liquidation preference of $50 per share. We may pay declared dividends in cash or, subject to certain limitations, in shares of our common stock, or in any combination of cash and shares of our common stock on January 31, April 30, July 31 and October 31 of each year, commencing on October 31, 2015 and ending on, and including, July 31, 2018.
Each share of our Preferred Stock has a liquidation preference of $50 and, unless converted or redeemed earlier, each share of our Preferred Stock will automatically convert on July 31, 2018 into between 4.1254 and 4.9504 shares of our common stock (respectively, the “minimum conversion rate” and “maximum conversion rate”), subject to anti-dilution adjustments. The number of shares of our common stock issuable on conversion will be determined based on the average volume weighted average price per share of our common stock over the 20 consecutive trading day period beginning on, and including, the 23rd scheduled trading day immediately preceding July 31, 2018, which we refer to as the “final averaging period.” At any time prior to July 31, 2018, a holder may convert one share of our Preferred Stock into a number of shares of our common stock equal to the minimum conversion rate of 4.1254, subject to anti-dilution adjustments.
On July 20, 2016, we entered into Conversion Agreements with certain existing beneficial owners (the “Preferred Holders”) of our Preferred Stock, pursuant to which each of the Preferred Holders agreed to convert (the “Conversion”) shares of Preferred Stock it beneficially owned into shares of our common stock, par value $0.01 per share, and in addition receive a cash payment from us in connection with the Conversion. The Preferred Holders agreed to convert an aggregate of approximately 2.2 million shares of Preferred Stock into approximately 10.2 million shares of our common stock in the Conversion, and we made an aggregate cash payment to the Preferred Holders of approximately $10 million. Following the Conversion, approximately 4.8 million shares of Preferred Stock remain outstanding. We issued the shares of common stock in the Conversion on July 28, 2016. As a result of the cash payment and additional shares issued as an inducement to the Preferred Holders, we recorded a loss of $22 million in 2016.
By entering into the Conversion and associated transactions early, we reduced cash dividend payments and continued simplifying our capital and cost structure.
Common Stock
Each share of our common stock entitles its holder to one vote in the election of each director. No share of our common stock affords any cumulative voting rights. Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. No dividends on our common stock were declared or paid for 2017, 2016 or 2015. No shares of common stock are subject to redemption or have preemptive rights to purchase additional shares of our common stock or other securities.
Subject to certain exceptions, so long as any share of our Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Company’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior or parity stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Preferred Stock.
On July 22, 2015, we completed an equity offering of 30 million shares of our common stock for gross proceeds of approximately $292 million, net of underwriter discounts and commissions, at the public offering price of $10.10 per share.
On August 17, 2015, we issued 40 million unregistered shares of our common stock to RKI shareholders as part of the consideration under our merger agreement. The estimated fair value of the shares on the RKI Acquisition date was $296 million. These shares were registered in December 2015. See Note 2 for further discussion of the RKI Acquisition.
On June 6, 2016, we completed an underwritten public offering of 56.925 million shares of our common stock, which included 7.425 million shares of common stock issued pursuant to an option granted to the underwriters to purchase additional shares. The stock was sold to the underwriters at $9.47 per share and we received proceeds of approximately $538 million from the sale of these shares of common stock, net of offering expenses and underwriting discounts and commissions.
On January 12, 2017, we completed an underwritten public offering of 51.675 million shares of our common stock, which included 6.675 million shares of common stock issued pursuant to an option granted to the underwriters to purchase additional shares. The stock was sold to the underwriters at $12.97 per share and we received proceeds of approximately $670 million from the sale of these shares of common stock, net of offering expenses and underwriting discounts and commissions. We used these proceeds, and cash on hand, to close the Panther Acquisition.